EXHIBIT 99

                            COLLATERAL TERM SHEETS

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                              October 23, 2003

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                          Final Collateral Term Sheet
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                          $920,034,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-10
                    GS Mortgage Securities Corp., Depositor
              Mortgage Pass-Through Certificates, Series 2003-10

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                         Features of the Transaction
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o     Offering consists of three groups senior securities totaling
      $920,034,000 expected to be rated either Aa1 or AAA by Moody's and AAA by S&P.
o Credit support for the certificates is provided through a senior/subordinated, shifting interest structure and five-year prepayment lockout. The expected amount of credit support for the senior certificates is 2.45% in the form of subordination.
o Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loan originated or purchased by Wells Fargo Home Mortgage, Inc.
o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.
o     The subordinate certificates will be cross-collateralized.

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                                  Time Table
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Expected Settlement:                                          October 30, 2003
Cut-off Date:                                                  October 1, 2003
First Distribution Date:                                     November 25, 2003



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                                   Key Terms
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Issuer:                      GSR Mortgage Loan Trust 2003-10
Depositor:                   GS Mortgage Securities Corp.
Servicer:                    Wells Fargo Home Mortgage, Inc.
Trustee/Custodian:           JPMorgan Chase Bank
Servicing/Trustee Fee:       37.5/0.25 bps
Distribution Date:           25th day of the month or the following
                             Business Day
Record Date:                 Last business day of the interest
                             accrual period for such certificates
Delay Days:                  0 day delay for Class 1A2, 1A3 and 1A10
                             certificates. 24 day delay for all others
Prepayment Assumption:       25% CPR for Group 1 and Group 3. 22% CPR
                             for Group 2
Interest Accrual:            30/360 basis for all classes of
                             certificates
Servicer Advancing:          Yes, subject to recoverability
Compensating Interest:       To the extent of the aggregate monthly
                             servicing fee
Optional Call:               10% optional termination provision
Rating Agencies:             Senior certificates - Moody's and S&P
Minimum Denomination:        Senior certificates - $25,000
                             Interest only certificates - $5,000,000
Legal Investment:            All certificates offered by this term
                             sheet are expected to be SMMEA eligible
                             at settlement
ERISA Eligible:              Underwriter's exemption is expected to
                             apply to all offered certificates,
                             however, prospective purchasers should
                             consult their own counsel
Tax Treatment:               All offered certificates represent REMIC
                             regular interests


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                 Collateral Description(1)                           Group I        Group II       Group III            Total
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
Scheduled Principal Balance:                                    $709,021,247    $208,478,852     $25,642,210     $943,142,309
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Number of Mortgage Loans:                                              1,350             391              50            1,791
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Average Scheduled Principal Balance:                                $525,200        $533,200        $512,800         $526,600
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Weighted Average Gross Coupon:                                         5.15%           4.88%           5.35%            5.10%
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Weighted Average Net Coupon:                                           4.77%           4.51%           4.98%            4.72%
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Weighted Average Stated Remaining Term (months):                         356             356             357              356
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Weighted Average Seasoning (months):                                       4               3               3                4
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Weighted Average Months to Roll:                                         116             117             117              116
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Weighted Average Amortized Current LTV:                                62.9%           62.4%           64.0%            62.8%
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Weighted Average Gross Margin:                                         2.75%           2.75%           2.75%            2.75%
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Weighted Average Net Margin:                                           2.37%           2.37%           2.37%            2.37%
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Weighted Average Initial Rate Cap:                                     5.00%           5.00%           5.00%            5.00%
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Weighted Average Periodic Rate Cap:                                    2.00%           2.00%           2.00%            2.00%
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Weighted Average Life Cap:                                             5.00%           5.00%           5.00%            5.00%
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Weighted Average Gross Maximum Lifetime Rate:                         10.15%           9.88%          10.35%           10.10%
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Weighted Average FICO Score:                                             740             742             715              740
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California:                                                            44.9%           53.0%           48.9%            46.8%
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Owner Occupied:                                                        95.4%           96.5%           91.3%            95.5%
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Cash-out refis:                                                        13.7%           15.2%           13.5%            14.0%
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Single Family:                                                         91.8%           93.2%           88.7%            92.0%
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(1) October 1, 2003 scheduled balances

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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree
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